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                                                                    EXHIBIT 10.2


                            REVOLVING PROMISSORY NOTE

$10,000,000                       Dayton, Ohio                 December 10, 1998


         The undersigned, for value received, promises to pay to the order of THE PROVIDENT BANK (the "Bank"), at any of its offices, the principal sum of TEN MILLION DOLLARS ($10,000,000) (the "Maximum Credit"), or so much thereof as may be outstanding from time to time pursuant to the provisions hereof, together with interest until demand or maturity at the rate provided in the Loan and Security Agreement of even date herewith between Bank and the undersigned, as the same may be amended from time to time (the "Loan Agreement"). Accrued interest shall be due and payable on the 1st day of each month, commencing January 1, 1999, and at maturity. Principal shall be due and payable on December 10, 2000.

         The undersigned hereby state(s) that the purpose of the loan evidenced by this Note is workingcapital.

         This Note is the Revolving Note referred to in the Loan Agreement and is subject to the terms and conditions set forth in the Loan Agreement. Payment of this Note is secured as provided in the Loan Agreement. This Note shall be subject to mandatory prepayment under the circumstances described in the Loan Agreement.

         If an Event of Default (as defined in the Loan Agreement) occurs and is continuing, the principal amount of this Note and all accrued interest shall, at the option of the holder, become immediately due and payable, without demand or notice.

         There will be a minimum finance charge of $50.00 for each billing period. If any payment of principal or interest is not paid when due or if the undersigned otherwise defaults in the performance of its obligations hereunder or under any other note or agreement with the holder, and if such failure to pay or failure to perform extends beyond any applicable grace period, the holder at its option, may charge and collect, or add to the unpaid balance hereof, a late charge of up to $250 for each such delinquency to cover the extra expense incident to handling delinquent accounts, and/or increase the interest rate on the unpaid balance to the Default Rate (as defined in the Loan Agreement). The holder may charge interest at the rate provided herein on all interest and other amounts owing hereunder which are not paid when due.

         The undersigned and all endorsers authorize any attorney at law, including an attorney engaged by the holder, to appear in any court of record in the State of Ohio or any other State or Territory of the United States, after the indebtedness evidenced hereby, or any part thereof, becomes due and waive the issuance and service of process and confess judgment against any one or more than one of the undersigned and all endorsers in favor of the holder, for the amount then appearing due, together with costs of suit and, thereupon, to release all errors and waive all rights of appeal and stay of execution, but no such judgment or judgments against any one of the undersigned shall be a bar to a subsequent judgment or judgments against any one or more than one of such persons against whom judgment has not been obtained hereon. This warranty of attorney to confess judgment is a joint and several warrant of attorney. The foregoing warrant of attorney shall survive any judgment; and if any judgment be vacated for any reason, the holder hereof nevertheless may thereafter use the foregoing warrant of attorney to obtain an additional judgment or judgments against the undersigned and all endorsers or any one or more of them. The undersigned and all endorsers hereby expressly waive any conflict of interest that the holder's attorney may have in confessing such judgment against such parties and expressly consent to the confessing attorney receiving a legal fee from the holder for confessing such judgment against such parties.


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THE PROVISIONS OF THIS NOTE SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE
WITH THE LAWS OF OHIO. AS A SPECIFICALLY BARGAINED INDUCEMENT FOR THE HOLDER TO EXTEND CREDIT TO THE UNDERSIGNED AND AFTER HAVING THE OPPORTUNITY TO CONSULT COUNSEL, THE UNDERSIGNED AND ALL ENDORSERS HEREBY EXPRESSLY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY LAWSUIT OR PROCEEDING RELATED TO THIS NOTE OR ARISING IN ANY WAY FROM ANY INDEBTEDNESS OR OTHER TRANSACTIONS INVOLVING THE HOLDER AND THE UNDERSIGNED. THE UNDERSIGNED HEREBY DESIGNATE(S) ALL COURTS OF RECORD SITTING IN MONTGOMERY COUNTY OR HAMILTON COUNTY, OHIO AND HAVING JURISDICTION OVER THE SUBJECT MATTER, STATE AND FEDERAL, AS FORUMS WHERE ANY ACTION, SUIT OR PROCEEDING IN RESPECT OF OR ARISING FROM OR OUT OF THIS NOTE, ITS MAKING, VALIDITY OR PERFORMANCE, MAY BE PROSECUTED AS TO ALL PARTIES, THEIR SUCCESSORS AND ASSIGNS, AND BY THE FOREGOING DESIGNATION THE UNDERSIGNED CONSENT(S) TO THE JURISDICTION AND VENUE OF SUCH COURTS.


WARNING - BY SIGNING THIS PAPER, YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE, AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT OR ANY OTHER CAUSE.

                                  LITTLEFIELD, ADAMS & COMPANY


                                  By:  /s/ Warren L. Rawls
                                       Name: Warren L. Rawls
                                       Title:  CFO, Treasurer and Secretary

                                  Address:
                                  6262 Executive Boulevard
                                  Huber Heights, OH 45424

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